Trade and Other Payables	12 Months Ended
Mar. 31, 2025
Trade and other payables [abstract]
Trade and Other Payables
13.
TRADE AND OTHER PAYABLES

	Successor	Successor
	As of March 31, 2025	As of March 31, 2024
	US$’000	US$’000
Trade payables	5,670	34,987
Accruals	8,544	10,589
Goods and services tax payable, net	—	906
Others	856	1,053
Total trade and other payables	15,070	47,535

Others payables, non-current	—	5,000
Total non-current payables	—	5,000

Trade payables are normally settled on 30 to 90 days’ terms. These amounts are non-interest bearing.

Other payables, current relate to non-trade payables to third parties. They are non-interest bearing and have an average term of 30 to 90 days.

Other payables, non-current relate to deposit paid from potential investors for the investments in the Group. On February 5, 2024, and February 9, 2024, the Group entered into convertible notes agreements (the Convertible Note Agreements”) with RFWM VCC - RF Dynamic Fund and Vielink Asia Pte. Ltd. (the “holders”) respectively for a total principal sum of $5.0 million at a 10% cumulative simple interest per annum effective on April 5, 2024, where the deposits amounting to $5.0 million were used as consideration under the convertible note agreements in exchange for the notes issued. On September 30, 2024, pursuant to the convertible note agreements, the holders converted the total principal amount of $5.0 million of the notes issued into 750 Ordinary Shares (1,845,000 Ordinary Shares after considering the Company's reorganization process on October 23, 2024 to facilitate the initial public offering).

The Group’s exposure to currency and liquidity risks related to trade and other payables are disclosed in Note 24.